Important Notice Regarding Change in Investment Policy

Shenkman Capital Short Duration High Income Fund
Class A (SCFAX)
Class C (SCFCX)
Class F (SCFFX)
Institutional Class (SCFIX)

(the “Fund”)

A series of Advisors Series Trust (the “Trust”)

Supplement dated November 22, 2024 to the
Summary Prospectus dated January 28, 2024

Effective, January 28, 2025, the Fund’s principal investment strategy will be revised to reflect a change in the Fund’s 80% investment policy pursuant to Rule 35d-1 under the Investment Company Act of 1940.

Accordingly, effective on January 28, 2025, the following disclosures are hereby revised:

The first paragraph under the section titled “Principal Investment Strategies of the Short Duration Fund” on page 2 of the Fund’s Prospectus will be deleted and restated in its entirety as follows:

Under normal market conditions, the Short Duration Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in income-producing fixed-income securities, bank loans and other instruments issued by companies that are rated below investment grade (i.e., “junk” bonds and loans). The Fund considers below investment grade instruments to include instruments with ratings lower than BBB- by S&P Global Ratings (“S&P”) or Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or that are not rated or considered by the Advisor to be equivalent to high yield instruments. The Fund generally invests in high yield instruments rated CCC or better by S&P or Caa or better by Moody’s, but retains the discretion to invest in even lower rated instruments.

Please retain this Supplement with your Summary Prospectus for future reference.